                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2009

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      UNITED STATES                    1-32971               33-1145559
      -------------                    -------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
             -------------------------------------------------------------
             CERTAIN OFFICERS.
             -----------------

       (b) On September 22, 2009, David C. Kowalek notified Fox Chase Bancorp, Inc. (the "Company") that he is resigning as Executive Vice President and Chief Credit Officer of Fox Chase Bank, the Company's wholly owned subsidiary, effective September 30, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 22, 2009                By: /s/ Jerry D. Holbrook
                                            -----------------------------------
                                            Jerry D. Holbrook
                                            Executive Vice President and Chief
                                            Operating Officer